UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 4, 2009
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                          JACOBS FINANCIAL GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-21210                                   84-0922335
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 (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
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              (Registrant's Telephone Number, Including Area Code)


            -------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

On December 8, 2009, the board of directors of the Registrant, Jacobs Financial Group, Inc. ("JFG"), adopted and ratified actions previously taken and approved by the holders of Series B Preferred Stock effective November 20, 2009, authorizing the completion of the steps necessary to the consummation of the exchange of currently outstanding shares of Series B Preferred Stock for shares of a new series of preferred stock established by the board of directors and designated as Series C Preferred Stock (the "Series C Shares"). The Series B Preferred Stock shareholders participation in the exchange was elective in nature, and holders of 6,804.936 of the 9,621.943 outstanding shares of Series B Preferred Stock ("Series B Shares") representing 70.72 % have elected to participate in the exchange on or before November 20, 2009.

The Certificate of Designations of the Series C Preferred Stock is attached hereto as Exhibit 99.1. The terms of the Series C Preferred Stock include the following: (i) the priority of the Series C Preferred Stock is pari passu with the Series B Preferred Stock and the Series A Preferred Stock; (ii) the Series C Shares have a face amount of $1,000 which is equal to the Series B Shares for which they are exchanged; (iii) the Series C Shares are entitled to dividends at the rate of 8% per annum, compounded quarterly and carry over the accrued but unpaid dividends on the Series B Shares for which they are exchanged; (iv) Series C Shares have a liquidation preference equal to the face amount, plus accrued but unpaid dividends; (v) Series C Shares are convertible into common shares at a conversion price of $.10 per share; (vi) the holder of Series C Shares has no right of redemption, but the corporation may redeem in whole or in part, at any time; and (vii) the Series C Shares have no general voting rights. In exchange for each Series B Share that is tendered, the Series B Shareholder will receive from the corporation one Series C Share and 2000 common shares, and thus a total of 6,804.936 Series C Shares and 13,609,872 common shares will be issued.

The priority of the Series C Preferred Stock was approved by the written consent of 70.72 % of the issued and outstanding Series B Shares as required by the Certificate of Designations of the Series B Preferred Stock.

The issuance of the aforementioned securities is exempt from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), by reason of the provisions of Section 4(2) of the Securities Act, as transactions not involving any public offering, in reliance upon, among other things, the representations made by the investors including representations regarding their status as accredited investors (as such term is defined under Rule 501 of Regulation D Promulgated under the Securities Act) and their acquisition of the securities for investment and not with a current view to distribution thereof. The securities contain a legend to the effect that such securities are not registered under the Securities Act and may not be transferred except pursuant to a registration which has become effective under the Securities Act or pursuant to an exemption from such registration. The issuance of the securities was not underwritten.



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
                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 ELECTION OF DIRECTORS.

On December 8, 2009, the Board of Directors of the Registrant voted to expand the number of Directors comprising the Board from five to six. The Board then elected Eric D. Ridenour to fill the vacancy created. Mr. Ridenour will serve until the next meeting of the shareholders of the Registrant at which there is an election of members of the Board of Directors (and until his successor is elected and qualified) and, if nominated, may stand for reelection.

Mr. Ridenour is a Managing Director for an asset management advisor serving ultra high net worth individuals and families and has over 16 years of tax, estate and wealth planning experience. He received a B.A. Degree in Accounting from Bob Jones University. Mr. Ridenour is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants (AICPA), a CERTIFIED FINANCIAL PLANNER(TM) and has held several securities licenses over his career.

ITEM 5.03.  AMENDMENT TO REGISTRANT'S ARTICLES OF INCORPORATION.

The Certificate of Designations for Series C Preferred Stock adopted by the board of directors of JFG on December 8, 2009 is attached as Exhibit 99.1.


                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On December 4, 2009 the Registrant completed agreements with its Bridge Loan Holders for an Amendment to their Forbearance Agreement dated June 5, 2009 under which the Company was obligated to make a payment to the Holders on September 10, 2009. The Company failed to make the September 2009 payment and such failure constituted a Forbearance Default. The Amendment provides that the Holders agree to forbear from exercising their rights and remedies arising from the September Default in consideration for which the Registrant agreed to increase the interest rate on the unpaid principal amount due under the Promissory Notes to 15% per annum, effective September 10, 2009. The Amendment is attached as
Exhibit 99.2.

At its meeting on December 8, 2009, in response to a specific request from the holders of the bridge notes and in consideration of the forbearance by such holders, the board of directors agreed that the interest rate on the bridge notes during any periods of default will be adjusted to 17% per annum.


                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements of business acquired -  None

        b)      Pro Forma Financial Information - None

        c)      Shell Company Transactions - None

        d)      Exhibits -

                99.1 - Certificate of Designations of
                       the Series C Preferred Stock

                99.2 - Amendment to Forbearance Agreement





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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Jacobs Financial Group, Inc.
                                ----------------------------
                                        (Registrant)


                                /s/ John M. Jacobs
                                -----------------------------
Date: December 14, 2009         John M. Jacobs
                                President




























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